Exhibit 99.1
February 2009

Safe Harbor Statement This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements.

Non-GAAP Measurement We have used the non-GAAP financial measurement term "EBITDA." EBITDA is calculated as operating income plus depreciation and amortization. USPI uses EBITDA and EBITDA less minority interest as analytical indicators for purposes of allocating resources and assessing performance. EBITDA is commonly used as an analytical indicator within the health care industry and also serves as a measure of leverage capacity and debt service ability. EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles, and the items excluded from EBITDA could be significant components in understanding and assessing financial performance. Because EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculation methods, EBITDA as presented by USPI may not be comparable to similarly titled measures of other companies.

History of WCAS and USPI Relationship Founded in 1998 by the current management team and WCAS Strategy built around partnering with prominent not-for-profit hospital systems Currently operates 163 facilities in the U.S. and 3 in the U.K. WCAS partners have remained close to USPI and have been on the Company's Board of Directors since its founding WCAS and management purchased USPI in April 2007 for $1.8 billion

Company Overview Leading operator of short-stay multi-specialty surgical facilities in the U.S. and the U.K. U.S. facilities specialize in non-emergency short-stay surgical cases and emphasize patient comfort and convenience, physician efficiency, and lower costs U.K. private hospitals supplement the services provided by the government sponsored health care system. U.K. operations and drivers of business are very similar to U.S. Strategic relationships with prominent not-for-profit health care systems and local physicians Experienced developer and manager of physician partnerships Attractive business model with minimal exposure to government reimbursement Strong system-wide revenue and earnings growth Facility level operating discipline

Rapidly Growing Market U.S. Outpatient Surgery Market (Surgeries in Millions) Source: Verispan report and Wall Street research 13.3 17.3 26.2 30.3 7.7 3.8 0 7 14 21 28 35 1981 1985 1990 1995 2002 2005 Hospital Outpatient Freestanding Facility Outpatient Surgeries 94% 6% 90% 10% 17% 83% 25% 75% 71% 68% 29% 32% 1981 - 2005 CAGR: 9%

Benefits of ASC Increase Utilization of ASCs Patients Allows higher patient satisfaction as a result of more comfortable setting, scheduling flexibility and consistent staffing Payors In general, ASCs represent a discount of 20 - 30% compared to HOPD reimbursement Physicians Freestanding environment more conducive to meeting high volume physicians' requirements Significant administrative, clinical and economic benefits to physicians Hospital Partners Allows hospital systems to expand their capacity and geographic reach with lower capital use than traditional acute care facilities

U.S. Facilities USPI operates 166 facilities, consisting of 163 in the United States and 3 in the United Kingdom Los Angeles 6 Facilities Catholic Healthcare West, Providence Partnership Atlanta 6 Facilities Chicago 5 Facilities Evanston Northwestern, Adventist Partnership Dallas/ Fort Worth 26 Facilities Baylor Health Care System Partnership Houston 17 Facilities Memorial Hermann Partnership Kansas City 4 Facilities North Kansas City Hospital Ascension Partnership San Antonio/Corpus Christi 5 Facilities CHRISTUS Health Partnership Nashville 7 Facilities St. Thomas Partnership New Jersey 7 Facilities Meridian Health Partnership Phoenix/Las Vegas 11 Facilities Catholic Healthcare West Partnership St. Louis 16 Facilities Austin 3 Facilities Seton Partnership Facilities Major Market Denver 3 Facilities Centura Health Partnership Oklahoma City 3 Facilities INTEGRIS Health Partnership

Approximately 30% of the population in the Greater London market accesses the private health care market Strategically located facilities Physician-driven health care Inherent limitations of National Health System Strong management team U.K. Facilities USPI entered the U.K. market in 2000 and currently operates three private hospitals in greater London London Area Map Parkside Hospital & Parkside Oncology (Wimbledon) Highgate Hospital Facilities Holly House Hospital (Buckhurst Hill)

Health Care System Partners Benefits to Healthcare Systems Leverages USPI's operational expertise and singular focus Provides a strategy to promote physician alignment Creates capacity for more inpatient business in hospital OR's Provides defensive mechanism to maintain short-stay surgical business Provides capital and spreads risk through USPI and physicians' investment Provides an opportunity to expand in new markets at lower capital outlay than a hospital Benefits to USPI Provides long-term strategic stability in the market place Provides brand, image, reputation and credibility Accelerates growth Enhances relationships with managed care payors 100 facilities are in a partnership with a health care system

Favorable Revenue and Payor Mix High margin, elective procedures 51% of revenue mix from orthopedic and pain management Diversification of specialties insulates USPI from negative utilization and specialty pricing changes Over 83% private insurance and self-pay Insurance companies favor low cost providers Low exposure to government reimbursement fluctuations 11% Medicare payor mix worldwide Reliable payors and operating discipline yields bad debt expense of less than 2% of revenues and receivable days outstanding is under 40 days 2008 Revenue Mix 2008 Payor Mix Low risk cash flows from high margin specialties and reliable payors:

Development Strategy Acquisitions and development of new facilities in existing markets Leverage existing knowledge of these markets and increase market presence and strength Enter a few select new markets with joint venture partners Expand existing relationships (with multi-market partners) into new markets Establish new ventures with leading not-for-profit health care systems in that market Target markets that have attractive demographics, payor characteristics and a prominent health system that embraces a physician alignment strategy for surgery New facility growth will come through a combination of strategic acquisitions and de novo developments in specific markets USPI's combined acquisition and development projects should add 12 - 15 facilities per year on average and are estimated to require from $60 million - $80 million per year over the next three years

Financial Profile